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                                                                  Exhibit (p)(2)

                                 CODE OF ETHICS

                         DWIGHT ASSET MANAGEMENT COMPANY

DATED: JANUARY 2005, AS AMENDED EFFECTIVE FEBRUARY 1, 2006

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     EXECUTIVE SUMMARY

     This is a summary of the restrictions and reporting/certification requirements imposed on Access Persons and Supervised Persons by this Code. Capitalized terms are defined in Section II of the Code. DO NOT RELY ON THIS SUMMARY AS A COMPLETE STATEMENT OF THE RESTRICTIONS AND REPORTING/CERTIFICATION REQUIREMENTS. PLEASE REFER TO THE APPROPRIATE SECTION OF THE CODE FOR MORE COMPLETE INFORMATION.

THE FOLLOWING REQUIREMENTS APPLY TO ALL ACCESS PERSONS AND SUPERVISED PERSONS UNLESS OTHERWISE STATED IN THE CODE:

     - Do not defraud, mislead or manipulate any Client in connection with the Purchase or Sale of a Security.

     - Do not defraud, mislead or manipulate any Client in connection with the allocation of trades.

     - Do not recommend any vendor or supplier without disclosing any personal investment or other interest in the vendor or supplier.

     - Do not use knowledge about pending or currently considered securities transactions for Clients to profit personally, directly or indirectly, as a result of such securities.

     - Do not recommend any transaction in a Security or a Limited Offering for any Client without having disclosed the Access Person's or Supervised Person's interest, if any, in such Security or Limited Offering or the issuer thereof.

     - Do not participate in a decision regarding a proposed transaction involving any Client and an entity in which the Access Person or Supervised Person has a Significant Financial Interest, or a management or control position, without prior approval by the Chief Compliance Officer or other member of the Legal Team.

     -    Do not engage in any insider trading.

     - Do not accept any position with any unaffiliated company, partnership or other entity until approved by the Review Officer (except for positions with non-profit organizations that are not Clients of the firm).

     - Each Dwight employee may not accept any Gift worth more than $100 ($500 on an annual basis) from any person or entity doing business with Dwight until approved by the employee's supervisor or the Chief Compliance Officer.

     - Do not consider any Gift when exercising fiduciary duties on behalf of a Client.

     - Do not violate laws, rules, regulations and policies applicable to government Clients and prospects.

     - Managed Funds must be held for a minimum of 90 calendar days before shares can be sold at a profit.


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     -    Immediately report any Beneficial Ownership of 5% or more of an entity's outstanding shares to the Review Officer.

     - Submit a signed and dated Annual Report of Access Person or Annual Report of Supervised Person, as applicable, to the Review Officer.

     THE FOLLOWING REQUIREMENTS APPLY TO ALL ACCESS PERSONS UNLESS OTHERWISE STATED IN THE CODE:

     - Do not profit from the Purchase and Sale or Sale and Purchase of Beneficial Ownership in the same Security within a 60 calendar day period, unless approved by the Review Officer.

     - Except for Nonresident Directors, pre-clear every Purchase or Sale of Beneficial Ownership in a Security including through an Initial Public Offering, Limited Offering, Affiliated Fund and Managed Fund with the Review Officer.

     - Nonresident Directors must pre-clear every Purchase of a Security that is part of an Initial Public Offering and Limited Offering.

     - Submit a signed and dated Quarterly Securities Transaction Report to the Review Officer no later than 30 days after the end of each calendar quarter.

     - Submit a signed and dated Initial Report of Access Person to the Review Officer no later than 10 days after becoming an Access Person.


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                                 CODE OF ETHICS

     This Code of Ethics has been adopted by Dwight Asset Management Company ("Dwight") in accordance with Rule 204A-1 under the Investment Advisers Act of 1940 (the "Advisers Act") and Rule 17j-1 under the Investment Company Act of 1940 (the "Company Act"). Rule 204A-1 under the Advisers Act requires an adviser's code of ethics to set forth standards of conduct and to address personal trading. Rule 17j-1 under the Company Act prohibits persons who are actively engaged in the management, portfolio selection or underwriting of registered investment companies from participating in fraudulent or manipulative practices in connection with the Purchase or Sale of securities held or to be acquired by those investment companies. In addition to the provisions set forth in this Code, Dwight Supervised Persons are required to comply with all applicable Federal securities laws.

I.   STATEMENT OF GENERAL PRINCIPLES

     Dwight owes its Clients a fiduciary duty to act solely in their best interests. As such, Dwight Supervised Persons are required to conduct themselves in a manner that places the best interests of any Client before their own. While Dwight has complete confidence in the integrity and good faith of its Supervised Persons, Dwight believes it is important to set forth, in writing, the general principles that should guide the daily conduct of all Dwight Supervised Persons. Dwight believes these general principles to be the following:

- The interests of Dwight's Clients are paramount. All Dwight Supervised Persons must conduct themselves and their operations to give maximum effect to this tenet by always placing Client interests before their own.

- The personal securities transactions of Dwight Supervised Persons must be accomplished so as to avoid even the appearance of a conflict with Client interests.

- Dwight Supervised Persons must always avoid actions or activities that allow, or appear to allow, them to profit or benefit from their position with respect to Clients, or that would otherwise bring into question their independence or judgment.

- Information concerning the identity of specific security holdings and financial circumstances of Clients is to be treated as confidential. Dwight Supervised Persons are expected to maintain such confidentiality, secure such information and disclose it only to other Supervised Persons with a need to know that information in order to do their job or in accordance with Dwight's Portfolio Holdings Communication Policy.

- All Dwight Supervised Persons will conduct themselves honestly, with integrity and in a professional manner to preserve and protect Dwight's reputation.


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II.  DEFINITIONS

     ACCESS PERSON, unless otherwise stated, means any Supervised Person designated by the Review Officer who (a) has access to nonpublic information regarding any Client's Purchases or Sales of Securities or nonpublic information regarding the portfolio holdings of any Affiliated Fund, (b) is involved in making Securities recommendations to Clients, or who has access to such recommendations that are nonpublic, or (c) is a director or officer of Dwight (or other person occupying a similar status or performing a similar function).

     AFFILIATED FUND means any mutual fund where Dwight acts as the investment adviser for the mutual fund, or any mutual fund where the investment adviser or principal underwriter is under common control with Dwight, controls Dwight or is controlled by Dwight. A list of Affiliated Funds is available on the Firm's Intranet under Office Manuals/Info/Compliance Manual/Forms.

     ANNUAL REPORT means the Annual Report of Access Person or the Annual Report of Supervised Person set forth in Section V below.

     BENEFICIAL OWNERSHIP means any direct or indirect pecuniary interest in or any direct or indirect influence or control over a Security, Initial Public Offering, Limited Offering, Affiliated Fund or Managed Fund. An example of influence or control is any voting or investment discretion. In general, an Access Person will be considered the beneficial owner of any Security, Initial Public Offering, Limited Offering, Affiliated Fund or Managed Fund held in the name of (i) a spouse or domestic partner, (ii) a minor child,
     (iii) a relative who resides in the Access Person's house, or (iv) any other person if the Access Person has direct or indirect influence or control over the Security, Initial Public Offering, Limited Offering, Affiliated Fund or Managed Fund. Overall, Beneficial Ownership will be determined in accordance with Section 16 of the Securities Exchange Act of 1934.

     CLIENT means any investment company, or any of its portfolios, registered under the Company Act, any collective or commingled fund and any separately managed account for which Dwight acts as investment adviser or sub-adviser.

     CODE means Dwight's Code of Ethics dated as of January 2005, as it may be amended from time to time.

     EXCHANGE TRADED FUNDS (ETFS) are portfolios of securities that trade throughout the day on an exchange. ETFs may be organized as mutual funds or unit investment trusts. In contrast, a closed-end fund is not an ETF.

     FIRM means Dwight Asset Management Company.

     GIFT has the meaning set forth in Section III below.

     HIGH QUALITY SHORT-TERM DEBT INSTRUMENTS means any instrument that has a maturity at issuance of less than 366 days and that is rated in one of the two highest rating categories by a Nationally Recognized Statistical Rating Organization or which is unrated but is of comparable quality.


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     INITIAL PUBLIC OFFERING means an offering of securities registered under the Securities Act of 1933, the issuer of which, immediately before the registration, was not subject to the reporting requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934.

     INITIAL REPORT OF ACCESS PERSON has the meaning set forth in Section V below.

     LIMITED OFFERING means an offering that is exempt from registration under the Securities Act of 1933 pursuant to Section 4(2) or Section 4(6) or pursuant to Rules 504, 505, or 506 under the Securities Act of 1933. The term includes so-called "private placements" such as any investment limited partnership that is exempt from registration.

     MANAGED FUND means any registered investment company managed by Dwight.

     NONRESIDENT DIRECTOR means any director of Dwight who (a) is not an officer, employee or shareholder of Dwight, (b) does not maintain a business address at Dwight, and (c) does not, in the ordinary course of his or her business, receive or have access to current information regarding the Purchase or Sale of securities by Dwight, information regarding recommendations concerning the Purchase or Sale of securities by Dwight or information regarding securities being considered for Purchase or Sale by Dwight.

     PERSONAL ACCOUNT means any Security, Limited Offering, Affiliated Fund or Managed Fund account or any other account in which securities may be held in which an Access Person has Beneficial Ownership. For example, a Personal Account would include any brokerage account maintained by an Access Person or the spouse of an Access Person at Schwab, Merrill Lynch, Ameritrade or at any other discount or full service broker.

     PURCHASE OR SALE includes, among other things, every direct or indirect acquisition or sale and the writing of an option to purchase or sell a Security.

     QUARTERLY SECURITIES TRANSACTION REPORT has the meaning set forth in
     Section V below.

     REVIEW OFFICER means the Chief Compliance Officer, or his/her designee.

     RELATED SECURITY means any Security whose value directly fluctuates as a result of a change in the value of a Security or Limited Offering.

     SECURITY has the same meaning as that set forth in Section 2(a)(36) of the Company Act. It includes such things as stocks (including shares of closed-end investment companies), interests in limited partnerships and limited liability companies, options, municipal bonds and most corporate bonds, and includes securities acquired in Initial Public Offerings, Limited Offerings, Affiliated Funds, Managed Funds and ETFs. It does not include transactions and holdings in direct obligations of the U.S. Government, bankers' acceptances, bank certificates of deposit, commercial paper, High Quality Short-Term Debt Instruments, repurchase agreements, unit investment trusts (if the unit investment trust is invested exclusively in unaffiliated mutual funds and unless the unit investment trust is an ETF), shares of money market funds, or shares of other types of mutual funds (except Affiliated Funds and except ETFs).


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     SIGNIFICANT FINANCIAL INTEREST means 5% or more of the outstanding shares of an issuer or a management or control position with the issuer.

     SUPERVISED PERSON means (a) any director or officer of Dwight (or other person occupying a similar status or performing a similar function); (b) any other employee of Dwight; (c) any other person who provides advice on behalf of Dwight and is subject to Dwight's supervision and control; and
     (d) any temporary worker, consultant, independent contractor or any particular person designated by the Review Officer.

III  STANDARDS OF BUSINESS CONDUCT

     THE FOLLOWING RESTRICTIONS APPLY TO ALL ACCESS PERSONS AND SUPERVISED
     PERSONS:

     Prohibited Conduct:

- DO NOT DEFRAUD, MISLEAD OR MANIPULATE ANY CLIENT IN CONNECTION WITH THE PURCHASE OR SALE OF A SECURITY.

          Access Persons and Supervised Persons are prohibited from directly or indirectly using any act, device, scheme, artifice, practice or course of conduct to defraud, mislead or manipulate any Client in connection with the Purchase or Sale of a Security. Access Persons and Supervised Persons are also prohibited from making any untrue statement of material fact to any Client and from omitting to state a material fact necessary in order to make the statement made to any Client, under the circumstances, not misleading.

- DO NOT DEFRAUD, MISLEAD OR MANIPULATE ANY CLIENT IN CONNECTION WITH THE ALLOCATION OF TRADES.

          Access Persons and Supervised Persons are prohibited from directly or indirectly using any act, device, scheme, artifice, practice or course of conduct to defraud, mislead or manipulate any Client in connection with the allocation of trades. Access Persons and Supervised Persons are required to act in the best interests of Clients regarding execution and other costs paid by Clients for execution services. As part of this principle, Access Persons and Supervised Persons are required to adhere to Dwight's policies and procedures regarding trade allocation.


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     Conflicts of Interest:

- DO NOT RECOMMEND ANY VENDOR OR SUPPLIER WITHOUT DISCLOSING ANY MATERIAL BENEFICIAL OWNERSHIP, BUSINESS OR PERSONAL RELATIONSHIP OR OTHER MATERIAL INTEREST IN THE VENDOR OR SUPPLIER.

          Access Persons and Supervised Persons are prohibited from recommending any vendor or supplier to be engaged by Dwight without disclosing any material beneficial ownership, business or personal relationship or other material interest in the vendor or supplier. Access Persons and Supervised Persons with such interests are prohibited from negotiating or making decisions regarding Dwight's business with respect to those companies, unless such person has disclosed such investment or interest to the Review Officer and has obtained approval to be involved in the negotiations or decisions with respect to such vendor or supplier.

- DO NOT USE KNOWLEDGE ABOUT PENDING OR CURRENTLY CONSIDERED SECURITIES TRANSACTIONS FOR CLIENTS TO PROFIT PERSONALLY, DIRECTLY OR INDIRECTLY, AS A RESULT OF SUCH SECURITIES.

          Access Persons and Supervised Persons are prohibited from directly or indirectly using knowledge about pending or currently considered securities transactions for Clients to profit personally.

- DO NOT RECOMMEND ANY TRANSACTION IN A SECURITY OR A LIMITED OFFERING FOR ANY CLIENT WITHOUT HAVING DISCLOSED THE ACCESS PERSON'S OR SUPERVISED PERSON'S MATERIAL BENEFICIAL OWNERSHIP, BUSINESS OR PERSONAL RELATIONSHIP OR OTHER MATERIAL INTEREST, IF ANY, IN SUCH SECURITY OR LIMITED OFFERING OR THE ISSUER THEREOF, INCLUDING WITHOUT LIMITATION:

          (a) the Access Person's or Supervised Person's direct or indirect Beneficial Ownership of any Security or Limited Offering of such issuer;

          (b) any contemplated transaction by the Access Person or Supervised Person in such Security or Limited Offering;

          (c) any position the Access Person or Supervised Person has with such issuer or its affiliates (for example, a directorship); and

          (d) any present or proposed business relationship between such issuer or its affiliates and the Access Person or Supervised Person or any party in which the Access Person or Supervised Person has a significant interest.

- DO NOT PARTICIPATE IN A DECISION REGARDING A PROPOSED TRANSACTION INVOLVING ANY CLIENT AND AN ENTITY IN WHICH THE ACCESS PERSON OR SUPERVISED PERSON HAS A


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     SIGNIFICANT FINANCIAL INTEREST, OR A MANAGEMENT OR CONTROL POSITION,
     WITHOUT PRIOR APPROVAL BY THE CHIEF COMPLIANCE OFFICER OR ANOTHER MEMBER OF THE LEGAL TEAM.

          Access Persons and Supervised Persons are prohibited from participating in a decision regarding a proposed transaction involving any Client and an entity in which the Access Person or Supervised Person has a Significant Financial Interest, unless the Access Person or Supervised Person has obtained prior approval from the Review Officer.

          The Access Person or Supervised Person must, in all cases, disclose to the Review Officer the extent of his or her financial interest in the entity, any management or control relationship the Access Person or Supervised Person has with the entity, and any existing or contemplated transaction(s) by the Access Person or Supervised Person in, or with, the entity, including any existing or proposed business relationship.

          In determining whether to permit the proposed transaction involving any Client, the Review Officer will consider, among other things, whether the transaction would be consistent with the best interests of any Client and whether the Access Person's or Supervised Person's interest in, or relationship with, the entity would result in a conflict or the appearance of a conflict with the interests of any Client.

     Insider Trading:

-    DO NOT ENGAGE IN INSIDER TRADING

          Access Persons and Supervised Persons are prohibited from trading, either personally or on behalf of others, while in possession of material nonpublic information and from communicating material nonpublic information to others in violation of the law.

          1. Penalties. Trading securities while in possession of material nonpublic information or improperly communicating that information to others may expose an Access Person or Supervised Person to severe penalties. Criminal sanctions may include a fine of up to $1,000,000 and/or ten years imprisonment. The Securities and Exchange Commission (the "SEC") can recover the profits gained or losses avoided through violative trading, impose a penalty of up to three times the illicit windfall and can permanently bar a person from the securities industry. Access Persons or Supervised Persons may also be sued by those seeking to recover damages for insider trading violations. Regardless of whether a government inquiry occurs, the firm views seriously any violation of its insider trading policies, and such violations constitute grounds for disciplinary sanctions, including immediate dismissal.

          2. Material Nonpublic Information. The term "material nonpublic information" relates not only to issuers but also to Dwight's securities recommendations and Client securities holdings and transactions.


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          Information is "material" when there is a substantial likelihood that a reasonable investor would consider it important in making his or her investment decisions. Generally, this is information the disclosure of which will have a substantial effect on the price of a company's securities. Each Access Person or Supervised Person should direct any questions about whether information is material to the Review Officer.

          Material information often relates to a company's results and operations, including, for example, dividend changes, earnings results, changes in previously released earnings estimates, significant merger or acquisition proposals or agreements, major litigation, liquidation problems and extraordinary management developments. Material information also may relate to the market for a company's securities. Information about a significant order to purchase or sell securities may, in some contexts, be deemed material. Similarly, prepublication information regarding reports in the financial press also may be deemed material.

          Information is "public" when it has been disseminated broadly to investors in the marketplace. Tangible evidence of such dissemination is the best indication that the information is public. For example, information is public after it has become available to the general public through a public filing with the SEC or some other governmental agency, The Wall Street Journal, other publications of general circulation, media broadcasts, over public internet websites and after sufficient time has passed so that the information has been disseminated widely.

          Access Persons and Supervised Persons shall not disclose any nonpublic information (whether or not it is material) relating to the firm or its securities transactions to any person outside the firm (unless such disclosure has been authorized by the firm). Material nonpublic information may not be communicated to anyone, including persons within the firm, with the exception of the Review Officer. Such information must be secured. For example, access to files containing material nonpublic information and computer files containing it should be restricted, and conversations containing such information, if appropriate at all, should be conducted in private to avoid potential interception.

          3. Before executing any trade for yourself or others, including Clients, an Access Person or a Supervised Person must determine whether he or she has access to material nonpublic information. If an Access Person or a Supervised Person believes that he or she might have access to material nonpublic information, he or she should take the following steps:

          a. report the information and proposed trade immediately to the Review Officer.

          b. do not purchase or sell the securities on behalf of yourself or others, including Clients.


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          c. do not communicate the information inside or outside the firm, other than to the Review Officer or, in his or her absence, another member of the Legal Team.

          d. after the Review Officer (or another member of the Legal Team) has reviewed the issue, the firm will determine whether the information is material and nonpublic and, if so, what action the firm should take, if any.

     Positions with a Company, Partnership or Other Entity:

- DO NOT ACCEPT ANY POSITION WITH ANY UNAFFILIATED COMPANY, PARTNERSHIP OR OTHER ENTITY UNTIL APPROVED BY THE REVIEW OFFICER.

          Access Persons and Supervised Persons shall not accept a position as a director, trustee, general partner or officer of an unaffiliated public or private company or partnership until the Review Officer approves accepting the position.

          In general, the Review Officer will approve the acceptance of these positions if they are consistent with Client interests. In addition, directorships or other positions with non-profit organizations that are not Clients of the firm are not subject to this requirement.

     Governmental Considerations; Political and Charitable Contributions:

- DO NOT VIOLATE LAWS, REGULATIONS AND POLICIES APPLICABLE TO GOVERNMENT CLIENTS AND PROSPECTS.

          Access Persons and Supervised Persons should be aware that laws in various jurisdictions may prohibit or limit gifts or entertainment extended to public officials, and may otherwise regulate an individual's conduct on behalf of the firm. Questions should be addressed to the Review Officer.

          Supervised Persons are prohibited specifically from making contributions to political organizations from Dwight's revenues and assets.

     Gifts:

     It is important for investment professionals to maintain objectivity and independence throughout the investment decision-making process. A conflict of interest occurs when the personal interests of employees interfere or could potentially interfere with their responsibilities to Dwight and its Clients. Dwight has adopted the following specific policies:

- AS A GENERAL PRINCIPLE, DWIGHT EMPLOYEES MAY NOT ACCEPT GIFTS, FAVORS, ENTERTAINMENT, SPECIAL ACCOMMODATIONS OR OTHER THINGS OF MATERIAL VALUE THAT COULD INFLUENCE THEIR DECISION-MAKING OR MAKE THEM FEEL BEHOLDEN TO A PERSON OR FIRM.


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-    IN ADDITION TO THE FOREGOING GENERAL PRINCIPLE, EACH DWIGHT EMPLOYEE MAY
     NOT ACCEPT ANY GIFT WORTH MORE THAN $100 ($500 ON AN ANNUAL BASIS) FROM ANY ONE PERSON OR ENTITY DOING BUSINESS WITH DWIGHT UNTIL APPROVED BY THE EMPLOYEE'S SUPERVISOR OR THE CHIEF COMPLIANCE OFFICER.

          Dwight employees are prohibited from accepting or receiving any gifts, favors, gratuities or other thing ("Gifts") of more than de minimis value from any person or entity that does business with Dwight.

          All Gifts with a fair market value in excess of $100 are viewed as gifts of more than de minimis value and require pre-approval by the employee's supervisor or the Review Officer. In addition, no employee may receive Gifts from the same source (which would include an entity and any employees of the entity) valued at more than $500 per individual recipient on an annual basis.

          A Gift does not include occasional participation in lunches, dinners, cocktail parties, sporting activities or similar gatherings conducted for business purposes.

          Gifts should not be solicited.

          Invitations to participate or attend events could be considered or involve potential Gifts. As a result, employees should review these invitations with and obtain pre-approval from their supervisor or the Review Officer. For an industry event, travel and/or accommodations would be the responsibility of the firm and the time off would not be considered vacation. However, if it is not an industry event, the employee would bear the cost of travel and accommodations and the time off would be counted as vacation. Under no circumstances would travel and/or accommodations be handled by anyone other than the firm or the individual.

-    DO NOT CONSIDER ANY GIFT WHEN EXERCISING FIDUCIARY DUTIES ON BEHALF OF A
     CLIENT.

          Employees are prohibited from considering any Gift offered or already received by them or their family when exercising their fiduciary duties on behalf of a Client.

THE FOLLOWING RESTRICTIONS APPLY TO ALL ACCESS PERSONS UNLESS OTHERWISE STATED:

     Personal Transactions in a Security:


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-    DO NOT PROFIT FROM THE PURCHASE AND SALE OR SALE AND PURCHASE OF THE SAME
     SECURITY WITHIN A 60 CALENDAR DAY PERIOD, UNLESS APPROVED BY THE REVIEW OFFICER.

          Access Persons, who are not Nonresident Directors, are prohibited from profiting from the Purchase and Sale or Sale and Purchase of the same Security within a 60 calendar day period.

          This restriction does not apply to: transactions deemed by the Review Officer to be nondiscretionary on the part of the Access Person, or the closing of positions at a loss.

          As requested by an Access Person, the Review Officer may, in his or her discretion, grant other exceptions to this restriction on a case-by-case basis.

THE FOLLOWING REQUIREMENTS APPLY TO ALL ACCESS PERSONS AND SUPERVISED PERSONS UNLESS OTHERWISE STATED:

          Personal Transactions in Managed Funds

- MAINTAIN HOLDINGS IN MANAGED FUNDS FOR A MINIMUM OF 90 CALENDAR DAYS BEFORE SELLING AT A PROFIT.

          Access Persons and Supervised Persons are required to maintain holdings in Managed Funds for a minimum of 90 calendar days before they are permitted to sell at a profit.

          This holding period requirement does not apply to investments in money market funds nor does it apply to certain types of "systematic" purchases such as automatic investment plans, purchases done by regular payroll deduction, automatic reinvestment of dividends, periodic rebalancing, systematic withdrawal plans or other similar transactions.

          As requested by an Access Person or Supervised Person, the Review Officer may, in his or her discretion, grant exceptions to this holding period requirement on a case-by-case basis.

THE FOLLOWING REQUIREMENTS APPLY TO ALL ACCESS PERSONS UNLESS OTHERWISE STATED:

         Personal Transactions in a Security:

- PRE-CLEAR EVERY PURCHASE OR SALE OF BENEFICIAL OWNERSHIP IN A SECURITY WITH THE REVIEW OFFICER.

          Access Persons, who are not Nonresident Directors, must pre-clear every Purchase or Sale of Beneficial Ownership in a Security, with the Review Officer. There are six exceptions to this restriction. See Section


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          IV of the Code for more information, including the six exceptions to this requirement.

     Personal Transactions in an Initial Public Offering

- PRE-CLEAR EVERY PURCHASE OF BENEFICIAL OWNERSHIP IN AN INITIAL PUBLIC OFFERING WITH THE REVIEW OFFICER.

          Access Persons must pre-clear every Purchase of Beneficial Ownership in an Initial Public Offering with the Review Officer. See Section IV of the Code for more information.

     Personal Transactions in a Limited Offering

- PRE-CLEAR EVERY PURCHASE OR SALE OF BENEFICIAL OWNERSHIP IN A LIMITED OFFERING WITH THE REVIEW OFFICER.

          Access Persons must pre-clear every Purchase or Sale of Beneficial Ownership in a Limited Offering with the Review Officer. See Section IV of the Code for more information.

IV.  PROCEDURES FOR PRE-CLEARING PERSONAL TRANSACTIONS

THE FOLLOWING PROCEDURES APPLY TO ALL ACCESS PERSONS EXCEPT, IN CERTAIN CIRCUMSTANCES, NONRESIDENT DIRECTORS:

     Purchase or Sale of Beneficial Ownership in a Security

- As stated in Section III of this Code, Access Persons, who are not Nonresident Directors, must pre-clear every Purchase or Sale of Beneficial Ownership in a Security with the Review Officer.

- This means that Access Persons, who are not Nonresident Directors, must obtain prior written approval from the Review Officer before effecting any Purchase or Sale of a Security.

- Exceptions: This pre-clearance/approval process does not apply to the following:

          (a) Purchase or Sale that is non-volitional on the part of the Access Person including: (i) a Purchase or Sale upon the exercise of puts or calls written by the Access Person, (ii) Sales from a margin account, pursuant to a bona fide margin call and (iii) a Purchase or Sale performed by an independent financial professional acting with discretion and performed pursuant to an arrangement previously approved by the Review Officer;

          (b) Purchase that is part of an automatic dividend reinvestment plan or other similar program;


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          (c) Purchase effected upon the exercise of rights issued by an issuer pro rata to all holders of the Security, to the extent such rights were acquired from the issuer and sales of such rights so acquired;

          (d) Purchase of a Security through a gift or bequest;

          (e) Sale effected pursuant to a tender offer of an issuer's Security provided the Sale is for 500 shares or less of the issuer's stock and the principal value of the transaction is $25,000 or less; and

          (f) Purchase or Sale of Exchange Traded Funds.

- Pre-Clearance requests for the Purchase or Sale of a Security must be submitted on a Pre-Authorization Personal Securities Transaction form located on the Firm's Intranet under Office Manuals/lnfo/Compliance Manual/Forms.

- The Review Officer will notify Access Persons whether their pre-clearance request is approved or denied.

- Pre-Clearance approval by the Review Officer is valid only for the date obtained and two (2) full business days following the date on which the approval is first obtained. Any Purchase or Sale of a Security not completed within this period must be pre-cleared again before effected.

- The Review Officer may approve the Purchase or Sale of a Security which appears upon reasonable inquiry and investigation to present no reasonable likelihood of harm to any Client and, with respect to a Client that is a registered investment company, is in accordance with Rule 17j-1 under the Act.

     Purchase of Beneficial Ownership in a Security in an Initial Public
     Offering

- As stated in Section III of this Code, Access Persons must pre-clear every Purchase of Beneficial Ownership in a Security in an Initial Public Offering with the Review Officer.

- This means that Access Persons must obtain prior written approval from the Review Officer before effecting any Purchase of Beneficial Ownership in a Security in an Initial Public Offering.

- Before granting such approval, the Review Officer will evaluate such investment to determine that the investment creates no material conflict between the Access Person and Dwight. The Review Officer may consider approving the transaction if it can determine that: (i) the investment did not result from directing Dwight business to the underwriter of the issuer of the security, (ii) the Access Person is not misappropriating an opportunity that should have been offered to eligible Clients, and (iii) the Access Person's investment decisions for Clients will not be unduly influenced by his or her personal holdings, and investment decisions are based solely on the best interests of Clients. Any Access Person authorized to purchase securities in an Initial Public Offering shall disclose that investment when the Access Person plays a part in the

     Client's subsequent consideration of an investment in that issuer. In such circumstances, the Client's decision to purchase securities of the issuer shall be subject to independent review by investment personnel with no personal interest in the issuer.

     Purchase or Sale of Beneficial Ownership in a Limited Offering

- As stated in Section III of this Code, Access Persons must pre-clear every Purchase or Sale of Beneficial Ownership in a Limited Offering with the Review Officer.

- This means that Access Persons must obtain prior written approval from the Review Officer before effecting any Purchase or Sale of Beneficial Ownership in a Limited Offering.

- Before granting such approval, the Review Officer will evaluate such investment to determine that the investment creates no material conflict between the Access Person and Dwight. The Review Officer may consider approving the transaction if it can determine that: (i) the investment did not result from directing Dwight business to the underwriter of the issuer of the security, (ii) the Access Person is not misappropriating an opportunity that should have been offered to eligible Clients, and (iii) the Access Person's investment decisions for Clients will not be unduly influenced by his or her personal holdings, and investment decisions are based solely on the best interests of Clients. Any Access Person authorized to purchase securities in a Limited Offering shall disclose that investment when the Access Person plays a part in the Client's subsequent consideration of an investment in that issuer. In such circumstances, the Client's decision to purchase securities of the issuer shall be subject to independent review by investment personnel with no personal interest in the issuer.

V.   REPORTING AND CERTIFICATION REQUIREMENTS

     THE FOLLOWING REQUIREMENT APPLIES TO ALL ACCESS PERSONS AND SUPERVISED PERSONS UNLESS OTHERWISE STATED:

- IMMEDIATELY REPORT ANY BENEFICIAL OWNERSHIP OF 5% OR MORE OF AN ENTITY'S OUTSTANDING SHARES TO THE REVIEW OFFICER.

          Access Persons and Supervised Persons whose Beneficial Ownership in an entity becomes 5% or more of that entity's outstanding shares (whether publicly traded or not) must immediately report the following to the Review Officer: (a) the name of the entity; (b) the total number of shares in which the Access Person or Supervised Person has direct Beneficial Ownership and (c) the total number of shares in which the Access Person or Supervised Person has indirect Beneficial Ownership.

THE FOLLOWING REQUIREMENT APPLIES TO ALL SUPERVISED PERSONS UNLESS THE SUPERVISED PERSON IS ALSO AN ACCESS PERSON:

- SUBMIT A SIGNED AND DATED ANNUAL REPORT OF SUPERVISED PERSON TO THE REVIEW OFFICER.

          A Supervised Person who is not also an Access Person must submit a signed and dated Annual Report of Supervised Person to the Review Officer.

          The Annual Report of Supervised Person is located on the Firm's Intranet under Office Manuals/Info/Compliance Manual/Forms].

THE FOLLOWING REQUIREMENTS APPLY TO ALL ACCESS PERSONS UNLESS OTHERWISE STATED:

- SUBMIT A SIGNED AND DATED QUARTERLY SECURITIES TRANSACTION REPORT TO THE REVIEW OFFICER NO LATER THAN 30 DAYS AFTER THE END OF EACH CALENDAR QUARTER.

          Access Persons must submit a signed and dated Quarterly Transaction Report to the Review Officer no later than 30 days after the end of each calendar quarter.

          The Quarterly Securities Transaction Report is located on the Firm's Intranet under Office Manuals/Info/Compliance Manual/Forms.

          The Quarterly Securities Transaction Report must contain the following information:

          (a) for every Purchase or Sale of Beneficial Ownership in a Security, Initial Public Offering, Limited Offering, Affiliated Fund or Managed Fund placed during the quarter:

               (i) the date of the Purchase or Sale, the title, interest rate and maturity date (if applicable), number of shares and principal amount;

               (ii) the nature of the Purchase or Sale (i.e., purchase, sale or other type of acquisition or disposition);

               (iii) the price at which the Purchase or Sale was placed;

               (iv) the name of the broker, dealer, bank or other entity with or through which the Purchase or Sale was placed, including the account name and number of the Personal Account; and

               (v) the date the Quarterly Securities Transaction Report is submitted to the Review Officer.

          (b)  For every Personal Account opened during the quarter:

               (i) the name of the broker, dealer, bank or other entity with whom the Personal Account was opened;

               (ii) the account name and number of the Personal Account;

               (iii) the date the Personal Account was opened; and

               (iv) the date the Quarterly Securities Transaction Report is submitted to the Review Officer.

               Notes: In providing this information, Access Persons may cross reference any trade confirmations and account statements submitted to the Review Officer provided that Dwight has received those confirmations or statements not later than 30 days after the close of the calendar quarter in which the transaction takes place.

                    If there is no activity to report, check the box to that effect on the Quarterly Securities Transaction Report.

                    The Quarterly Securities Transaction Report may contain a statement that the report will not be construed as an admission by the Access Person that he or she has any Beneficial Ownership in any Security, Initial Public Offering, Limited Offering, Affiliated Fund or Managed Fund listed in the report.

- SUBMIT A SIGNED AND DATED INITIAL REPORT OF ACCESS PERSON TO THE REVIEW OFFICER NO LATER THAN 10 DAYS AFTER BECOMING AN ACCESS PERSON.

          Access Persons must submit a signed and dated Initial Report of Access Person to the Review Officer no later than 10 days after becoming an Access Person under this Code.

          The Initial Report of Access Person is located on the Firm's Intranet under Office Manuals/Info/Compliance Manual/Forms.

          The Initial Report of Access Person must contain the following information, current as of a date no more than 45 days prior to the date the individual became an Access Person:

          (a) the title, number of shares and principal amount of every Security, Limited Offering, Affiliated Fund or Managed Fund in which the Access Person has Beneficial Ownership;

          (b) the account name and number of every Personal Account and the name of the broker, dealer, bank or other entity where the Personal Account is maintained; and

          (c) the date the Initial Report of Access Person is submitted to the Review Officer.

               Notes: In providing this information, Access Persons may cross reference any trade confirmations and account statements submitted to the Review Officer.

                    If there is no activity to report, check the box to that effect on the Initial Report of Access Person.

                    The reporting of Personal Accounts includes accounts held in the name of (i) a spouse or domestic partner, (ii) a minor child, (iii) a relative who resides in the Access Person's house, or (iv) any other person if the Access Person has direct or indirect influence or control.

                    The Initial Report of Access Person may contain a statement that the report will not be construed as an admission by the Access Person that he or she has any Beneficial Ownership in any Security, Limited Offering, Managed Fund or Affiliated Person listed in the report.

                    The Initial Report of Access Person includes a certification that the Access Person has received a copy of the Code and agrees to comply with the Code as required by Rule 204A-1 under the Advisers Act.

-    SUBMIT A SIGNED AND DATED ANNUAL REPORT OF ACCESS PERSON TO THE REVIEW
     OFFICER.

          Access Persons must submit a signed and dated Annual Report of Access Person to the Review Officer.

          The Annual Report of Access Person is located on the Firm's Intranet under Office Manuals/lnfo/Compliance Manual/Forms.

          The Annual Report of Access Person must contain the following information, current as of a date no more than 45 days before the report is submitted:

          (a) the title, number of shares and principal amount of every Security, Limited Offering, Affiliated Fund or Managed Fund in which the Access Person has Beneficial Ownership;

          (b) the account name and number of every Personal Account and the name of any broker, dealer, bank or other entity where every Personal Account is maintained; and

          (c) the date the Annual Report of Access Person is submitted to the Review Officer.

               Notes: In providing this information, Access Persons may cross reference any trade confirmations and account statements submitted to the Review Officer.

                    If there is no activity to report, check the boxes to that effect on the Annual Report of Access Person.

                    The reporting of Personal Accounts includes accounts held in the name of (i) a spouse or domestic partner, (ii) a minor child, (iii) a relative who resides in the Access Person's house, or (iv) any other person if the Access Person has direct or indirect influence or control.

- SUBMIT A SIGNED AND DATED WRITTEN ACKNOWLEDGEMENT OF RECEIPT OF THIS CODE OF ETHICS TO THE REVIEW OFFICER AS SOON AS PRACTICAL.

          Access Persons must submit a written acknowledgement confirming that he or she received a copy of this Code of Ethics. An Access Person's Initial Report of Access Person includes such an acknowledgement. Acknowledgements of amendments to the Code of Ethics may be made electronically.

-    EXCEPTIONS: These reporting requirements do not apply to the following:

          (a) Transactions effected pursuant to an automatic dividend reinvestment plan; and/or

          (b) Any report with respect to Personal Accounts over which the Access Person has no direct or indirect influence or control.

VI.  REVIEW AND ENFORCEMENT PROCEDURES

- The Review Officer maintains a list of all Access Persons and Supervised Persons subject to the reporting requirements of Section V and notifies all Access Persons and Supervised Persons of their specific reporting requirements.

- The Review Officer reviews every trade confirmation, account statement and report submitted by Access Persons and Supervised Persons pursuant to
     Section V.

-    Any violations of this Code must be reported promptly to the Review
     Officer.

- If the Review Officer determines that an Access Person or Supervised Person may have violated this Code, he or she may request the Access Person or Supervised Person to submit additional information. The Review Officer's determination and all additional information provided by the Access Person or Supervised Person are then submitted to the Chief Compliance Officer, if that individual is other than the Review Officer. If the Chief Compliance Officer determines that a Code violation has occurred, the Chief Compliance Officer will report his or her findings to the Chief Executive Officer of Dwight for further review.

- An officer of Dwight will review every trade confirmation, account statement and report submitted by the Review Officer pursuant to Section V.

- Access Persons and Supervised Persons who violate this Code may be subject to sanctions, including one or more of the following:

          (a)  a letter of censure

          (b)  suspension or termination of employment

          (c)  a fine

          (d) restrictions on future personal transactions in a Security, Limited Offering, Affiliated Fund or Managed Fund

          (e)  reversal of the Purchase or Sale

          (f)  referral to regulatory or law enforcement agencies

          (g)  disgorgement of profits

- The following factors may be considered in determining the appropriateness of any sanction:

          (a)  harm to any Client

          (b)  frequency of occurrence

          (c)  degree of conflict with Client interests

          (d) evidence of willful or reckless disregard of the Code's requirements

          (e) honest and timely cooperation from the Access Person or Supervised Person

VII. RECORDS MAINTAINED BY DWIGHT

     Dwight maintains the following records in an easily accessible place and makes them available for examination by the SEC:

-    A copy of every Dwight Code of Ethics in effect during the past five years.

- A copy of every decision regarding a proposed transaction involving any Client and an entity in which an Access Person or a Supervised Person has a Significant Financial Interest during the past five years.

- Dwight will maintain a written record of any decision, and the reasons supporting the decision, to approve the personal acquisition of an Initial Public Offering or Limited Offering for at least five years after the end of the fiscal year in which the approval was granted.

- A record of every Dwight Code of Ethics violation that occurred during the last five years and a record of any action taken as a result of that violation.

- A copy of every trade confirmation, account statement and report submitted by Access Persons and Supervised Persons under Section V during the past five years.

- A record of every person who is, or within the last five years has been, an Access Person or Supervised Person under this Code.

- A record of every person who is, or within the last five years has been, a Review Officer and his/her designee.

- A copy of every written report Dwight has furnished as investment adviser or sub-adviser in accordance with Rule 17j-1 (c)(2)(ii) to the board of directors of an investment company registered under the Company Act during the last five years.

- A record of any exception granted related to the 90 calendar day holding period requirement for investments in Managed Funds. This record will be kept for five years after the end of the fiscal year in which the exception is granted.

- A record of all reports required under this Code. These records will be kept for five years.

VIII. MISCELLANEOUS

- Dwight will use its best efforts to ensure that all information provided by an Access Person or Supervised Person pursuant to this Code will be treated as personal and confidential. However, every Access Person and Supervised Person should know that all such information will be available for inspection by appropriate regulatory agencies and other parties within and outside of Dwight as are necessary to evaluate compliance with or sanctions under this Code.

- Upon request, the Review Officer will prepare a report to Dwight's Board of Directors discussing the operation of this Code and whether any changes or modifications to the Code are necessary.

- Upon request, the Review Officer will certify that Dwight has adopted procedures reasonably necessary to prevent its Access Persons and Supervised Persons from violating this Code.

                         DWIGHT ASSET MANAGEMENT COMPANY
                                 CODE OF ETHICS
                         INITIAL REPORT OF ACCESS PERSON

1. I hereby acknowledge that (i) I received a copy of the Code of Ethics (the "Code") for Dwight Asset Management Company; (ii) I have read and understand the Code; (iii) and I recognize that I am subject to the Code as an "Access Person" of Dwight.

2. Except as noted below, I hereby certify that I have no knowledge of the existence of any personal conflict of interest relationship which may involve any Dwight Client, such as any economic relationship between my transactions and securities held or to be acquired by Dwight on behalf of any Dwight Client.

3. As of the date below I had a direct or indirect beneficial ownership in the following securities. You do not need to report transactions in direct obligations of the U.S. government, bankers' acceptances, bank certificates of deposit, commercial paper, high quality short-term debt instruments and registered open-end investment companies (mutualfunds) unless the fund is an Affiliated Fund or Managed Fund. PLEASE CHECK THIS BOX IF AN ADDENDUM IS ATTACHED LISTING ADDITIONAL SECURITIES [ ] PLEASE CHECK THIS BOX IF YOU HAVE NO HOLDINGS OR ACTIVITY TO REPORT [ ]

      SECURITY                                            TYPE OF
  (include interest                                      PURCHASE
  rate and maturity    NO. OF   PRICE PER   PRINCIPAL   (Direct or   BROKER, DEALER OR BANK
date, if applicable)   SHARES     SHARE       AMOUNT     Indirect)    THROUGH WHOM EFFECTED
--------------------   ------   ---------   ---------   ----------   ----------------------


This report (i) excludes transactions with respect to which I had no direct or indirect influence or control; and (ii) is not an admission that I have or had any direct or indirect beneficial ownership in the securities listed above.

4. As of the date below I maintain accounts with the brokers, dealers or banks listed below to hold securities for my direct or indirect benefit. PLEASE CHECK THIS BOX IF AN ADDENDUM IS ATTACHED LISTING ADDITIONAL ACCOUNTS [ ]

BROKER, DEALER OR
BANK THROUGH WHOM   BENEFICIAL OWNER OF                    DATE ACCOUNT
     EFFECTED             ACCOUNT         ACCOUNT NUMBER      OPENED
-----------------   -------------------   --------------   ------------



Signature:                              Signature:
           --------------------------              -----------------------------
           Access Person                           Review Officer
Name:                                   Name:
      -------------------------------         ----------------------------------
Date:                                   Date:
      -------------------------------         ----------------------------------
      (First date of Access Person
      status)

                     DWIGHT ASSET MANAGEMENT CODE OF ETHICS
                                 ADDENDUM TO THE
                         INITIAL REPORT OF ACCESS PERSON

      SECURITY                                            TYPE OF
  (include interest                                      PURCHASE
  rate and maturity    NO. OF   PRICE PER   PRINCIPAL   (Direct or   BROKER, DEALER OR BANK
date, if applicable)   SHARES     SHARE       AMOUNT     Indirect)    THROUGH WHOM EFFECTED
--------------------   ------   ---------   ---------   ----------   ----------------------


This report (i) excludes transactions with respect to which I had no direct or indirect influence or control; and (ii) is not an admission that I have or had any direct or indirect beneficial ownership in the securities listed above.

BROKER, DEALER OR
BANK THROUGH WHOM   BENEFICIAL OWNER OF                    DATE ACCOUNT
     EFFECTED             ACCOUNT         ACCOUNT NUMBER      OPENED
-----------------   -------------------   --------------   ------------



Signature:                              Signature:
           --------------------------              -----------------------------
           Access Person                           Review Officer
Name:                                   Name:
      -------------------------------         ----------------------------------
Date:                                   Date:
      -------------------------------         ----------------------------------
      (First date of Access Person
      status)

                         DWIGHT ASSET MANAGEMENT COMPANY
                                 CODE OF ETHICS
               Personal Securities Transaction Pre-clearance Form

I hereby request pre-clearance of the Securities listed below. Note: You do not need to preclear transactions in direct obligations of the U.S. government, bankers' acceptances, bank certificates of deposit, commercial paper, high quality short-term debt instruments and registered open-end investment companies (mutualfunds) that are not Affiliated Funds or Managed Funds, ETFs or transactions listed in Section IV of the Code of Ethics.

     SECURITY
 (include interest            PRICE PER                                 BROKER/        AUTHORIZED
       rate                     SHARE                   NATURE OF        DEALER      BY COMPLIANCE
and maturity date,               (or                   TRANSACTION      OR BANK         OFFICER
        if           NO. OF    proposed   PRINCIPAL    (Purchase,       THROUGH      -------------
   applicable)       SHARES     price)      AMOUNT    Sale, Other)   WHOM EFFECTED      YES   NO
------------------   ------   ---------   ---------   ------------   -------------      ---   --


This report (i) excludes transactions with respect to which I had no direct or indirect influence or control; and (ii) is not an admission that I have or had any direct or indirect beneficial ownership in the securities listed above.

1. Is any proposed transaction described above within sixty (60) days of a prior transaction in the same or equivalent security?

Yes: [ ]   No: [ ]

If yes, the Access Person must submit a Securities Transactions Report Relating to Short Term Trading for pre-approval in addition to this form.

2. Is any proposed transaction described above with respect to an Affiliated Fund or Managed Fund?

Yes: [ ]   No: [ ]

If yes with respect to a Managed Fund, is the proposed transaction described above within ninety (90) days of a prior transaction in the Managed Fund?

Yes: [ ]   No: [ ]

3. Is any proposed transaction described above considered an Initial Public Offering (IPO) or Limited Offering?

Yes: [ ]   No: [ ]

If yes, the Review Officer should prepare a memorandum describing the reasons for pre-approving the transaction pursuant to the Code.


Signature:                              Signature:
           --------------------------              -----------------------------
           Access Person                           Review Officer
Name:                                   Name:
      -------------------------------         ----------------------------------
Date:                               *   Date:
      ------------------------------          ----------------------------------

* This preclearance will expire at the close of business on the second (2nd) trading day after the day the preclearance was approved. The access person is required to obtain additional preclearance if the trade is not completed before the authority expires.

                             DWIGHT ASSET MANAGEMENT
                                 CODE OF ETHICS

 SECURITIES TRANSACTIONS REPORT RELATING TO SHORT-TERM TRADING FOR THE SIXTY-DAY
               PERIOD FROM _________________ TO _________________

During the sixty (60) calendar day period referred to above, the following purchases and sales, or sales and purchases, of the same (or equivalent) securities were effected or are proposed to be effected in securities of which I have, or by reason of such transaction acquired, direct or indirect beneficial ownership. You do not need to report transactions in direct obligations of the U.S. government, bankers' acceptances, bank certificates of deposit, commercial paper, high quality short-term debt instruments and registered open-end investment companies (mutualfunds) unless the mutual fund is an Affiliated Fund or Managed Fund (Please note Managed Funds must be held for 90 days).

                               PRICE PER
                                 SHARE                   NATURE OF
           PROPOSED              (or                    TRANSACTION    BROKER/DEALER
            DATE OF   NO. OF    proposed   PRINCIPAL    (Purchase,    OR BANK THROUGH
SECURITY     TRADE    SHARES     price)      AMOUNT    Sale, Other)    WHOM EFFECTED
--------   --------   ------   ---------   ---------   ------------   ---------------


This report (i) excludes transactions with respect to which I had no direct or indirect influence or control; and (ii) is not an admission that I have or had any direct or indirect beneficial ownership in the securities listed above.

I hereby certify that:

(a) I have no knowledge of the existence of any personal conflict of interest relationship which may involve any Dwight Client, such as frontrunning transactions or the existence of any economic relationship between my transactions and securities held or to be acquired by Dwight on behalf of a Dwight Client; and

(b) such transactions are in compliance with Dwight's Code of Ethics. Access Person


Date:                                   Signature:
      -------------------------------              -----------------------------
                                                   Access Person
                                        Name:
                                              ----------------------------------

The transaction proposed to be effected as set forth in this report is:
Authorized: [ ]   Unauthorized: [ ]


Date:                                   Signature:
      -------------------------------              -----------------------------
                                                   Review Officer
                                        Name:
                                              ----------------------------------

                         DWIGHT ASSET MANAGEMENT COMPANY
                         ANNUAL REPORT OF ACCESS PERSONS

1. I hereby acknowledge that I have read and understand the Code of Ethics for Dwight Asset Management Company ("Dwight"), recognize that I am subject thereto in the capacity of an Access Person of Dwight, and agree to comply with the provisions of the Code during the upcoming year.

2. I hereby certify that, during the year ended December 31, __, I have complied with the requirements of the Code and I have reported all securities transactions required to be reported pursuant to the Code, and that I have complied with the requirements to hold Managed Funds for a ninety day calendar period before selling at a profit and have not violated any terms regarding purchases of shares of Managed Funds as contained in each Managed Fund's prospectus.

3. Except as noted below, I hereby certify that I have no knowledge of the existence of any personal conflict of interest relationship which may involve Dwight or a Dwight Client, such as any economic relationship between my transactions and securities held or to be acquired by Dwight on behalf of a Dwight Client.

4. As of December 31, ______, I had a direct or indirect beneficial ownership in the securities listed below. You do not need- to report transactions in direct obligations of the U.S. government, bankers' acceptances, bank certificates of deposit, commercial paper, high quality short-term debt instruments and registered open-end investment companies (mutualfunds) unless the fund is an Affiliated Fund or Managed Fund or an ETF. PLEASE CHECK THIS BOX IF AN ADDENDUM IS ATTACHED LISTING ADDITIONAL SECURITIES [ ]

     PLEASE CHECK THIS BOX IF YOU HAVE NO HOLDINGS OR ACTIVITY TO REPORT [ ]

       SECURITY                                             TYPE OF
(include interest rate                                     PURCHASE    BROKER, DEALER OR
 and maturity date, if   NO. OF   PRICE PER   PRINCIPAL   (Direct or   BANK THROUGH WHOM
      applicable)        SHARES     SHARE       AMOUNT     Indirect)        EFFECTED
----------------------   ------   ---------   ---------   ----------   -----------------


This report (i) excludes transactions with respect to which I had no direct or indirect influence or control; and (ii) is not an admission that I have or had any direct or indirect beneficial ownership in the securities listed above.

6. As of the date below I maintain accounts with the brokers, dealers or banks listed below to hold securities for my direct or indirect benefit. PLEASE CHECK THIS BOX IF AN ADDENDUM IS ATTACHED LISTING ADDITIONAL ACCOUNTS [ ]

BROKER, DEALER OR
BANK THROUGH WHOM   BENEFICIAL OWNER OF
     EFFECTED             ACCOUNT         ACCOUNT NUMBER   DATE ACCOUNT OPENED
-----------------   -------------------   --------------   -------------------


Signature:                              Signature:
           --------------------------              -----------------------------
           Access Person                           Review Officer
Name:                                   Name:
      -------------------------------         ----------------------------------
Date:                                   Date:
      -------------------------------         ----------------------------------
      (No later than 45 days after
       year-end)

                        DWIGHT ASSET MANAGEMENT COMPANY
                 ADDENDUM TO THE ANNUAL REPORT OF ACCESS PERSON

       SECURITY                                             TYPE OF
(include interest rate                                     PURCHASE
and maturity date, if    NO. OF   PRICE PER   PRINCIPAL   (Direct or   BROKER, DEALER OR BANK
      applicable)        SHARES     SHARE       AMOUNT     Indirect)    THROUGH WHOM EFFECTED
----------------------   ------   ---------   ---------   ----------   ----------------------


This report (i) excludes transactions with respect to which I had no direct or indirect influence or control; and (ii) is not an admission that I have or had any direct or indirect beneficial ownership in the securities listed above.

BROKER, DEALER OR BANK   BENEFICIAL OWNER   ACCOUNT   DATE ACCOUNT
 THROUGH WHOM EFFECTED      OF ACCOUNT       NUMBER      OPENED
----------------------   ----------------   -------   ------------



Signature:                              Signature:
           --------------------------              --------------------------
           Access Person                           Review Officer
Name:                                   Name:
      -------------------------------         -------------------------------
Date:                                   Date:
      -------------------------------         -------------------------------
      (No later than 45 days after
      year-end)

                         DWIGHT ASSET MANAGEMENT COMPANY
     ANNUAL REPORT OF SUPERVISED PERSONS (WHO ARE NOT ALSO ACCESS PERSONS)

1. I hereby acknowledge that I have read and understand the Code of Ethics for Dwight Asset Management Company ("Dwight"), recognize that I am subject thereto in the capacity of a "Supervised Person" (but that I have not been notified that I am an "Access Person" of Dwight), and agree to comply with die provisions of the Code during the upcoming year.

2. I hereby certify that, during die year ended December 31, ____, I have complied with the requirements of the Code applicable to me, and that I have complied with the requirements to hold Managed Funds for a ninety day calendar period before selling at a profit and have not violated any terms regarding purchases of shares of Managed Funds as contained in each Managed Fund's prospectus.

3. Except as noted below, I hereby certify that I have no knowledge of the existence of any personal conflict of interest relationship which may involve Dwight or a Dwight Client, such as any economic relationship between my transactions and securities held or to be acquired by Dwight on behalf of a Dwight Client.


Signature:                              Signature:
           --------------------------              --------------------------
           Supervised Person                       Review Officer
Name:                                   Name:
      -------------------------------         -------------------------------
Date:                                   Date:
      -------------------------------         -------------------------------
      (No later than 45 days after
      year-end)

                         DWIGHT ASSET MANAGEMENT COMPANY
                                 CODE OF ETHICS
 SECURITIES TRANSACTIONS REPORT FOR THE CALENDAR QUARTER ENDED: _______________

1. During the quarter referred to above, the following transactions were effected in securities of which I had, or by reason of such transaction acquired, direct or indirect beneficial ownership, and which are required to be reported pursuant to the Code of Ethics adopted by Dwight Asset Management Company (if none were transacted, write "none"). You do not need to report transactions in direct obligations of the U.S. government, bankers' acceptances, bank certificates of deposit, commercial paper, high quality short-term debt instruments and registered open-end investment companies (mutual funds) unless the fund is an Affiliated or Managed Fund or an ETF. PLEASE CHECK THIS BOX IF AN ADDENDUM IS ATTACHED LISTING ADDITIONAL SECURITIES [ ] PLEASE CHECK THIS BOX IF YOU HAVE NO HOLDINGS OR ACTIVITY TO REPORT [ ]

       SECURITY                                                   NATURE OF
(include interest rate                      PRICE                TRANSACTION   BROKER, DEALER OR
and maturity date, if    DATE OF   NO. OF    PER    PRINCIPAL    (Purchase,    BANK THROUGH WHOM
      applicable)         TRADE    SHARES   SHARE     AMOUNT    Sale, Other)        EFFECTED
----------------------   -------   ------   -----   ---------   ------------   -----------------


This report (i) excludes transactions with respect to which I had no direct or indirect influence or control; and (ii) is not an admission that I have or had any direct or indirect beneficial ownership in the securities listed above.

2. During the quarter referred to above, I established on the dates indicated the following accounts in which securities were held during the quarter for my direct or indirect benefit (if none were opened, write "none"). PLEASE CHECK THIS BOX IF AN ADDENDUM IS ATTACHED LISTING ADDITIONAL ACCOUNTS [ ]

 BROKER, DEALER   BENEFICIAL               DATE
OR BANK THROUGH    OWNER OF    ACCOUNT   ACCOUNT
 WHOM EFFECTED      ACCOUNT     NUMBER    OPENED
---------------   ----------   -------   -------


3. Except as noted on the reverse side of this report, I hereby certify that I have no knowledge of the existence of any personal conflict of interest relationship which may involve Dwight or a Dwight Client, such as the existence of any economic relationship between my transactions and securities held or to be acquired by Dwight on behalf of a Client.


Signature:                              Signature:
           --------------------------              -----------------------------
           Access Person                           Review Officer
Name:                                   Name:
      -------------------------------         ----------------------------------
Date:                                   Date:
      -------------------------------         ----------------------------------
      (no later than 30 days after
      calendar quarter)

                         DWIGHT ASSET MANAGEMENT COMPANY
                                 CODE OF ETHICS
                                 ADDENDUM TO THE
   SECURITIES TRANSACTIONS REPORT FOR THE CALENDAR QUARTER ENDED: ____________

       SECURITY                                                   NATURE OF
(include interest rate                      PRICE                TRANSACTION   BROKER, DEALER OR
and maturity date, if    DATE OF   NO. OF    PER    PRINCIPAL    (Purchase,    BANK THROUGH WHOM
      applicable)         TRADE    SHARES   SHARE     AMOUNT    Sale, Other)        EFFECTED
----------------------   -------   ------   -----   ---------   ------------   -----------------


This report (i) excludes transactions with respect to which I had no direct or indirect influence or control; and (ii) is not an admission that I have or had any direct or indirect beneficial ownership in the securities listed above.

 BROKER, DEALER   BENEFICIAL               DATE
OR BANK THROUGH    OWNER OF    ACCOUNT   ACCOUNT
 WHOM EFFECTED      ACCOUNT     NUMBER    OPENED
---------------   ----------   -------   -------



Signature:                              Signature:
           --------------------------              -----------------------------
           Access Person                           Review Officer
Name:                                   Name:
      -------------------------------         ----------------------------------
Date:                                   Date:
      -------------------------------         ----------------------------------
      (no later than 30 days after
      calendar quarter)